UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Febuary 10, 2012

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA

(State or other jurisdiction of incorporation)

0-17071	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street Muncie, Indiana	47305-2814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01.                      Entry into a Material Definitive Agreement.

Effective February 10, 2012, First Merchants Bank, National Association (the “Bank”), a wholly-owned subsidiary of First Merchants Corporation, assumed substantially all of the deposits and certain other liabilities and acquired certain assets of SCB Bank, a federal savings bank headquartered in Shelbyville, Indiana (“SCB”), from the Federal Deposit Insurance Corporation (“FDIC”), as receiver for SCB (the “Acquisition”), pursuant to the terms of a Purchase and Assumption Agreement — Modified Whole Bank; All Deposits (the “Agreement”), entered into by the Bank, the FDIC as receiver of SCB and the FDIC. All financial and other numeric measures of SCB described below are based upon SCB’s internally prepared interim financial statement information as of December 31, 2011 which is subject to change.

Under the terms of the Agreement, the Bank acquired approximately $147,800,000 in assets, including approximately $11,900,000 of cash and cash equivalents, $20,400,000 of marketable securities, $113,200,000 in loans and $2,300,000 of other assets. Approximately $26,500,000 of loans, with a reserve of $7,300,000, $9,200,000 of securities, $1,800,000 of other real estate owned, and $200,000 of other SCB assets were excluded from the transaction. The Bank assumed approximately $136,000,000 of liabilities, including approximately $126,000,000 in customer deposits and $9,600,000 of other borrowed money.  The acquisition does not include any loss sharing agreements with the FDIC.

The bid accepted by the FDIC included a 0% deposit premium. The assets were acquired at a discount of $29,000,000 from book value. Based on SCB’s December 31, 2011 interim financial statement information, the FDIC will make a payment of approximately $17,200,000 to the Bank, which is subject to a customary closing adjustment based upon the final closing date balance sheet for SCB, that reflects the difference between the purchase price of the assets acquired and the value of the liabilities assumed.

As part of the Acquisition, the Bank acquired two subsidiaries of SCB from the FDIC: First Tier One Corporation, formerly a company which offered tax-deferred annuity products that is no longer active; and The Shelby Group, Inc., formerly a company which offered a full line of insurance products, including health, life, auto and medical insurance that is no longer active.  In connection with the Acquisition, the Bank has committed to liquidate each of the subsidiaries.  The terms of the Agreement provide for the FDIC to indemnify the Bank against claims with respect to liabilities and assets of SCB or any of its affiliates not assumed or otherwise purchased by the Bank and with respect to certain other claims by third parties.

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 9.01.                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
To the extent that financial statements are required by this Item, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than April 21, 2012.
(b)	Pro forma Financial Information
To the extent that financial statements are required by this Item, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than April 21, 2012.
(c)	Not applicable.

(d)	Exhibits.
	Number	Description

2.1
Purchase and Assumption Agreement – Modified Whole Bank; All Deposits, among Federal Deposit Insurance Corporation, receiver of SCB Bank, Shelbyville, Indiana, the Federal Deposit Insurance Corporation and First Merchants Bank, dated as of February 10, 2012

	99.1	Press release dated February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 10, 2012

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
 Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits.
	Number	Description

2.1
Purchase and Assumption Agreement – Modified Whole Bank; All Deposits, among Federal Deposit Insurance Corporation, receiver of SCB Bank, Shelbyville, Indiana, the Federal Deposit Insurance Corporation and First Merchants Bank, dated as of February 10, 2012

	99.1	Press release dated February 10, 2012